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                                 MAINSTAY FUNDS

                       Supplement Dated December 11, 2007
              to the prospectus dated March 1, 2007 ("Prospectus")

         This Supplement updates certain information contained in the above-dated Prospectus of Eclipse Funds Inc. (the "Company"). You may obtain a copy of the Company's Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Company's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


1. Under the section entitled "PRINCIPAL INVESTMENT STRATEGIES" on page 36 of the Prospectus, replace the first paragraph with the following:

The Fund normally invests at least 80% of its assets in fixed income securities that NYLIM believes will replicate the performance of the BIG INDEX. The BIG Index includes investment grade corporate bonds, U.S. dollar-denominated foreign securities, U.S. Treasury or agency issues, mortgage-related securities, and other securities. Corporate bonds and foreign securities must be rated BBB-- or better by S&P or Baa3 or better by Moody's Investor Service, Inc. ("Moody's").

2. Under the section entitled "INVESTMENT PROCESS" on page 36 of the Prospectus, replace the first paragraph with the following:

NYLIM, the Fund's Manager, employs a specialized method to track performance of the BIG Index. Using this method, the Fund invests in fixed income securities which, in the aggregate, are expected to mirror the performance of the BIG Index. From time to time, adjustments may be made in the Fund's portfolio because of changes in the characteristics of the composition of the BIG Index. The correlation between the investment performance of the Fund and the BIG Index is expected to be at least 0.95, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the BIG Index.








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